UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported)
February 16, 2011

GARTNER, INC.
(Exact name of registrant as specified in its charter)

DELAWARE	1-14443	04-3099750

(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)
P.O. Box 10212
56 Top Gallant Road
Stamford, CT 06902-7747
(Address of Principal Executive Offices, including Zip Code)
(203) 316-1111
(Registrant’s telephone number, including area code)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 7.01. REGULATION FD DISCLOSURE.
On February 16, 2011, Gartner, Inc. (the “Company”) will make investor presentations that will include the slides filed as Exhibit 99.1 to this Current Report on Form 8-K. The slides contained in Exhibit 99.1 are also posted on the Company’s website at www.gartner.com. The information in this Current Report on Form 8-K shall be considered “filed” under the Securities Exchange Act of 1934, as amended (the “Exchange Act”) and incorporated by reference into filings made by the Company under the Securities Act of 1933, as amended, or the Exchange Act.
ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS.
     (d) Exhibits

EXHIBIT NO.	DESCRIPTION
99.1	Gartner, Inc. Investor Presentation dated February 16, 2011

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Gartner, Inc.
Date: February 16, 2011	By:	/s/ Christopher J. Lafond
Christopher J. Lafond
Executive Vice President, Chief Financial Officer

EXHIBIT INDEX

EXHIBIT NO.	DESCRIPTION
99.1	Gartner, Inc. Investor Presentation dated February 16, 2011.